                                 FIRST AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          LOAN AGREEMENT AND GUARANTEE


         FIRST AMENDMENT, dated as of December 1, 1997 (this "First Amendment"), to the AMENDED AND RESTATED LOAN AGREEMENT AND GUARANTEE, dated as of September 24, 1996 (the "Loan Agreement"), among (i) United States Trust Company of New York, as Roxboro Owner Trustee, a Borrower, (ii) United States Trust Company of New York, as Southport Owner Trustee, a Borrower, (iii) United States Trust Company of New York, in its individual capacity only to the extent expressly provided therein, (iv) Cogentrix of North Carolina, Inc., (v) Roxboro/Southport General Partnership, (vi) Credit Lyonnais New York Branch and each other financial institution party thereto as Lenders, and (vii) Credit Lyonnais New York Branch, as Administrative Agent.

         The Cogentrix Parties have requested that the Lenders amend certain provisions of the Loan Agreement to permit the Cogentrix Parties and the Borrowers to change their fiscal year end and tax year end from June 30 to December 31 of each year, and the Lenders party hereto are willing to agree to such request upon the terms and conditions set forth herein.

         Accordingly, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used but not defined herein (including such terms appearing in the recitals hereto) shall have the respective meanings assigned to such terms in the Loan Agreement.

         2.  Amendment of Loan Agreement.

                  A. Section 5.1 (f) of the Loan Agreement is hereby amended by deleting each reference therein to "June 30" and substituting in lieu thereof "December 31".

                  B. Section 5.2(r) of the Loan Agreement is hereby amended by deleting each reference therein to "June 30" and substituting in lieu thereof "December 31".

         3. Waiver. The provisions of Section 6.2(j) of the Loan Agreement that require at least 60 days' prior written notice to the Administrative Agent of a change in the Cogentrix Parties' fiscal year and tax year are hereby waived to the extent necessary to permit the transactions contemplated by this First Amendment.

         4. Financial Statements. For purposes of Section 5.2(g)(i)(A) of the Loan Agreement, for the six-month period beginning July 1, 1997 and ending December 31, 1997, the Cogentrix Parties hereby agree to furnish or cause to be furnished to the Administrative Agent, the Issuing Bank and each Lender as soon as available, but in any event within 120 days after December 31, 1997 for each of Cogentrix Energy and Holdings (i) a copy of the consolidating balance sheet of Holdings as of December 31, 1997 and the related statements of income and of cash flows of Holdings for the six-months ended December 31, 1997 and (ii) a copy of the consolidated balance sheet of Cogentrix Energy as of December 31, 1997 and the related consolidated statements of income and of cash flows of Cogentrix Energy for the six-months ended December 31, 1997, setting forth in each case in comparative form the figures for the corresponding period in the previous fiscal year, certified without qualification or exception as to the scope of its audit by independent public accountants of national standing reasonably acceptable to the Administrative Agent.

         5. No Other Amendments or Waivers. Except as expressly amended or waived hereby, the provisions of the Loan Agreement are, and shall remain, in full force and effect. The waiver contained herein shall not constitute a waiver of any other provisions of the Loan Agreement or for any purpose except as expressly set forth herein.

         6. Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

         7. Effective Date. This First Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts hereof executed by the Borrowers, the Cogentrix Parties and the Required Lenders.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


                                        COGENTRIX OF NORTH CAROLINA, INC.

                                        By: /s/ Elizabeth L. Rippetoe
                                            -----------------------------------
                                            Title: Vice President and
                                                   Assistant General Counsel

                                        ROXBORO/SOUTHPORT GENERAL
                                           PARTNERSHIP

                                        By: Roxboro/Southport II, Inc., its
                                            managing general partner

                                        By: /s/ Elizabeth L. Rippetoe
                                            -----------------------------------
                                            Title: Vice President and
                                                   Assistant General Counsel

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                           as Administrative Agent and a Lender

                                        By: /s/ Robert G. Colvin
                                            -----------------------------------
                                            Title: Vice President

                                        BANK OF IRELAND, GRAND CAYMAN
                                           BRANCH, as a Lender

                                        By: /s/ Michael G. Doyle
                                            -----------------------------------
                                            Title: AVP - Corporate Banking

                                        THE BANK OF NOVA SCOTIA, as a Lender

                                        By:
                                            -----------------------------------
                                            Title:

                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                           L'UNION EUROPEENNE, as a Lender

                                        By:
                                            -----------------------------------
                                            Title:

                                        DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                           CAYMAN ISLAND BRANCH, as a Lender

                                        By: /s/ Karen A. Brinkman
                                            -----------------------------------
                                            Title: Vice President

                                        By: /s/ Leo Von Reissig
                                            -----------------------------------
                                            Title: Vice President



                                        LANDESBANK HESSEN- THURINGEN
                                           GIREZENTRALE, NEW YORK BRANCH,
                                           as a Lender

                                        By: /s/ John Gregory
                                            -----------------------------------
                                            Title: VP

                                        By: /s/ Michael Novack
                                            -----------------------------------
                                            Title: Asst VP

                                        THE SAKURA BANK, LIMITED, NEW
                                           YORK BRANCH, as a Lender

                                        By: /s/ Tamihiro Kawauchi
                                            -----------------------------------
                                            Title: Senior Vice President